SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                              --------------------



                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



          Date of Report                                   January 7, 1997
(Date of earliest event reported)



                             RCM TECHNOLOGIES, INC.
             (exact name of registrant as specified in its charter)



                                     NEVADA
                 (State or other jurisdiction of incorporation)



          1-10245                                        95-1480559
(Commission File Number)                                (IRS Employer
                           `                          Identification Number)




2500 McClellan Avenue, Pennsauken, NJ                      08109-4613
(Address of principal executive offices)                  (Zip Code)



                                (609) 486 - 1777
              (Registrant's telephone number, including area code)

ITEM 2. Acquisition or Disposition of Assets.

     On January 7, 1997, RCM Technologies, Inc. ("Registrant") acquired Programming Alternatives of Minnesota, Inc. ("PAMI"), a Minneapolis, Minnesota-based specialty provider of information technology personnel, particularly those with high demand client-server skills. The acquisition was completed effective as of November 4, 1996 through a stock purchase transaction (the "Purchase") pursuant to which PAMI became a wholly-owned subsidiary of the Registrant.

     The Purchase consideration paid to the former shareholders of PAMI consisted of $4,490,000 cash and a $1,625,000 three year prommissory note payable contingent upon PAMI achieving certain base levels of operating income for each twelve month period following the Purchase, for a period of three years. An additional earn-out payment may be made to the former shareholders at the end of the third anniversary of the Purchase to the extent that operating income exceeds these base levels. The acquisition has been accounted for under the purchase method of accounting. The source of cash utilized in the Purchase was from the Registrant's line of credit facility. The cost in excess of net assets acquired will be approximately $4,600,000. It is anticipated the cost in excess of net assets acquired will be amortized over a 40 year period.

     The Purchase consideration paid by the Registrant was determined by negotiations between and among the representatives of the Registrant and PAMI.

     Following the Purchase, the directors and executive officers of PAMI consist of Leon Kopyt, Stanton Remer, and Frank J. Lentz (former Chief Executive Officer of PAMI prior to the Purchase).

     PAMI's assets consist of cash, accounts receivable, contracts and office equipment. These assets are used in providing information technology personnel to businesses and institutions. The Registrant plans for PAMI to continue such course of business under its control.

     Prior to the Purchase, no material relationship existed between PAMI and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of any such director or officer.

ITEM 7. Financial Statements and Exhibits.

         (a) Financial statements of business acquired

                  Audited Balance Sheet, December 31, 1995

                  Unaudited Balance Sheets, November 3, 1996 and October 31,1995

                  Audited Statement of Income,
                      Year ended December 31, 1995

                  Unaudited Statements of Income,
                      Ten Months ended November 3, 1996 and October 31, 1995

                  Audited Statement of Changes in Stockholders' Equity,
                      Year ended December 31, 1995

                  Unaudited Statement of Changes in Stockholders' Equity,
                      Ten Months ended November 3, 1996 and October 31, 1995

                  Audited Statement of Cash Flows,
                      Year ended  December 31, 1995

                  Unaudited Statements of Cash Flows,
                      Ten Months ended November 3, 1996 and October 31, 1995

         (b) Pro forma financial information

              Unaudited Pro Forma Condensed Combined Balance Sheets, October 31,
                1996 and November 3, 1996

              Unaudited Pro Forma  Condensed  Combined  Statements of Income for
                the year ended October 31, 1996 and the twelve months ended November 3, 1996.
ITEM 7.

       (c) Exhibits

         (1) Stock Purchase Agreement, dated January 7, 1997

         (2) Escrow Agreements, dated January 7, 1997

         (3) Employment Agreement, dated January 7, 1997

         (4) Promissory Notes, dated January 7, 1997

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                               RCM Technologies, Inc.




                                                By:   /S/ Stanton Remer
                                                Stanton Remer
                                                Chief Financial Officer,
                                                 Treasurer and Director

Date: January 21, 1997

                            PROGRAMMING ALTERNATIVES
                               OF MINNESOTA, INC.


                              FINANCIAL STATEMENTS


                           DECEMBER 31, 1995

                            PROGRAMMING ALTERNATIVES
                               OF MINNESOTA, INC.




                                                 TABLE OF CONTENTS

                                      Page

AUDITOR'S REPORT                                              1

FINANCIAL STATEMENTS

         Balance Sheet                                        2

         Statement of Retained Earnings                       3

         Statement of Income                                  4

         Statement of Cash Flows                              5

         Notes to Financial Statements                       6-8

                          INDEPENDENT AUDITOR'S REPORT




Board of Directors
Programming Alternatives of Minnesota, Inc.


I have audited the accompanying balance sheet of Programming Alternatives of Minnesota, Inc. as of December 31, 1995 and the related statements of income, changes in stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on our audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Programming Alternatives of Minnesota, Inc. as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



                                              /s/Frank B. Morris, PA




October 15, 1996
Bala Cynwyd, PA

                   PROGRAMMING ALTERNATIVES OF MINNESOTA, INC.
                                  BALANCE SHEET
                                DECEMBER 31, 1995


                                                      ASSETS


     Cash                                                                $
     Accounts receivable - Note 1                                              764,689
     Employee advance                                                              950
     Prepaid expenses                                                              954
                                                                                   ---
         Total Current Assets                                                  766,593
                                                                               -------

Property and Equipment - Note 1
     Furniture & equipment                                                     100,008
     Less:  accumulated depreciation                                     (      12,966  )
                                                                                ------
         Total Property and Equipment - net                                     87,042
                                                                                ------

Other Assets
     Organization costs - net                                                       63
     Goodwill - net                                                            151,052
                                                                               -------
         Total Other Assets                                                    151,115
                                                                               -------

              TOTAL ASSETS                                               $   1,004,750
                                                                         =   =========


                      LIABILITIES AND STOCKHOLDER'S EQUITY

Current Liabilities
     Current portion of long-term debt - Note 3                          $      41,187
     Line of credit payable - Note 2                                            40,000
     Accounts payable                                                           13,131
     Salaries payable                                                          159,129
     Fringe benefits withheld                                                    2,129
                                                                                 -----
         Total Current Liabilities                                             255,576
                                                                               -------

Long-Term Liabilities
     Long-term debt - Note 3                                                    85,232
                                                                                ------
         Total Liabilities                                                     340,808
                                                                               -------

Stockholder's Equity
     Common Stock, no par value,  500,000
     shares authorized, 1,000 shares issued
     and outstanding                                                             3,580
     Retained earnings                                                         660,362
                                                                               -------
         Total Stockholder's Equity                                            663,942
                                                                               -------


              TOTAL LIABILITIES AND
                  STOCKHOLDER'S EQUITY                                   $   1,004,750
                                                                         =   =========


                   See auditor's report and accompanying notes

                   PROGRAMMING ALTERNATIVES OF MINNESOTA, INC.
                              STATEMENTS OF INCOME
                          YEAR ENDED DECEMBER 31, 1995




Revenues                                                                 $   5,752,424

Direct Costs                                                                 3,673,257
                                                                             ---------

Gross Profit                                                                 2,079,167
                                                                             ---------

Operating Expenses
     Selling, general and administrative                                     1,533,628
     Depreciation and amortization                                              18,428
                                                                         -------------
                                                                             1,634,324
                                                                         -------------


Income From Operations                                                         444,843

Interest Expense                                                                16,491
                                                                                ------

Net Income                                                               $     428,352
                                                                         =     =======

                   See auditor's report and accompanying notes

                   PROGRAMMING ALTERNATIVES OF MINNESOTA, INC.
                         STATEMENT OF RETAINED EARNINGS
                          YEAR ENDED DECEMBER 31, 1995







Retained Earnings - Beginning                                            $     305,604


Add
     Net income                                                                428,352


Less
     Distributions                                                          (   73,594 )
                                                                             ---------

Retained Earnings - Ending                                               $     660,362
                                                                         =     =======


                   See auditor's report and accompanying notes

                   PROGRAMMING ALTERNATIVES OF MINNESOTA, INC.
                             STATEMENT OF CASH FLOWS
                          YEAR ENDED DECEMBER 31, 1995





Cash Flow From Operating Activities
     Net income                                                          $     428,352
     Adjustments to reconcile net income to
        net cash provided by operating activities:
         Depreciation and amortization                                          18,428
         Changes In:
              Accounts receivable                                        (     420,003  )
              Prepaid expenses                                                      87
              Employee advance                                           (         950  )
              Accounts payable                                                  12,584
              Accrued liabilities                                               79,170
                                                                                ------

Net Cash Provided By Operating Activities                                      117,668
                                                                               -------

Cash Flows From Investing Activities
     Purchase of property and equipment                                  (      69,820  )
     Goodwill incurred                                                   (              )

Net Cash used in investing activities                                    (      69,820  )
                                                                                ------


Cash Flows From Financing Activities
     Short-term borrowings, net of repayments                                   40,000
     Repayment of Long-term debt                                         (      58,011  )
     Distributions to stockholder                                        (      73,594  )
                                                                          ------------

Net Cash Used By Financing Activities                                    (      91,605  )
                                                                          ------------

Net Decrease In Cash                                                     (      43,757  )

Cash At Beginning Of Year                                                       43,757
                                                                         -------------

Cash At End Of Year                                                      $       - 0 -
                                                                         =============

                                    See auditor's report and accompanying notes

                   PROGRAMMING ALTERNATIVES OF MINNESOTA, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1995


NOTE 1 - Summary Of Significant Accounting Policies

     Business Activity

         The Company provides contract employees specializing in the computer and engineering field.

     Property And Equipment

         Property and equipment are carried at cost. Depreciation of property and equipment is provided using the straight-line method for financial reporting purposes at rates based on the following estimated useful lives:

                                                         Years

              Office furniture & equipment                  5

         For federal income tax purposes, depreciation is computed using the modified accelerated cost recovery system. Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

     Methods Of Tax Reporting

         For tax reporting, the cash basis method is used whereby only income actually received and expenses actually paid during the period are reported as income and expense.

     Income Taxes

         The Company, with the consent of its stockholders, has elected under the Internal Revenue Code to be an S corporation. In lieu of corporation income taxes, the stockholders of an S corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for income taxes has been included in these financial statements.

     Accounts Receivable

         Accounts receivable are recorded at the total amount due. Because the Company's experience with bad debts has been minimal, the Company uses the direct write-off method for bad debts.


NOTE 2 - Line Of Credit

     The Company is approved for a line of credit, secured by accounts receivables, up to $150,000 should the checking account become overdrawn. Interest on this line of credit is payable monthly at 1% above prime and it matures in June, 1996. The amount owed on the line of credit as of December 31, 1995 was $40,000.

                   PROGRAMMING ALTERNATIVES OF MINNESOTA, INC.
                          NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 1995


NOTE 3 - Long-term Debt

     Long-term debt as of December 31, 1995 consisted of the following:

         Note payable with monthly installments of principal and interest at $5,833 with interest at 9%, due on June 30, 1998

              Total Long-term Debt                                $     126,419
              Less:  Current Portion                                     41,187)
                                                                  -      ------
                                                                  $      85,232

     Maturities of long-term debt are as follows:

                  Year Ended
                  December 31
                      1996                                        $      41,187
                      1997                                               53,664
                      1998                                               31,568
                                                                         ------
                                                                  $     126,419

NOTE 4 - Retirement Plan

     Beginning in 1994, the Company sponsored a 401(k) retirement plan covering all employees over the age of 21 and who have completed one year of service. The Company will match 10% of the employee's contribution up to 6% of the covered employees' salary. The Company's matching contributions amounted to $5,233 in 1995.

NOTE 5 - Supplemental Disclosures Of Cash Flow Information

     During the year, the Company paid cash for interest and taxes totalling $16,491 and $1,000, respectively.

NOTE 6 - Leasing Arrangements

     The Company conducts its operations from two offices in the same building that are leased under leases expiring in August, 1997.

     The following is a schedule of future minimum rental payments:

                      Year Ended
                      December 31                                        Amount
                      -----------                                       -------
                           1996                                   $       69,526
                           1997                                           46,351
                                                                          ------
                                                                  $      115,877

     Rental expense amounted to $51,606 for 1995.

                            PROGRAMMING ALTERNATIVES
                               OF MINNESOTA, INC.


                              FINANCIAL STATEMENTS


                      NOVEMBER 3, 1996 AND OCTOBER 31, 1995

                            PROGRAMMING ALTERNATIVES
                               OF MINNESOTA, INC.




                                TABLE OF CONTENTS

                                                                       Page

FINANCIAL STATEMENTS

         Balance Sheets                                                   2

         Statements of Retained Earnings                                  3

         Statements of Income                                             4

         Statements of Cash Flows                                         5

         Notes to Financial Statements                                  6-8

                   PROGRAMMING ALTERNATIVES OF MINNESOTA, INC.
                                  BALANCE SHEET
                      NOVEMBER 3, 1996 AND OCTOBER 31, 1995
                                   (Unaudited)


                                     ASSETS
                                                                                1996             1995
                                                                           --------------      ---------
Current Assets
     Cash                                                                $     414,849       $     196,830
     Accounts receivable                                                     1,123,867             548,703
     Employee advance                                                            7,083               1,500
     Prepaid expenses                                                           14,007                 769
                                                                                ------                 ---
         Total Current Assets                                                1,559,806             747,802
                                                                             ---------             -------

Property and Equipment
     Furniture & equipment                                                     250,472              69,390
     Less:  accumulated depreciation                                            24,872       (       6,255  )
                                                                                ------               -----
         Total Property and Equipment - net                                    225,600              63,135
                                                                               -------              ------

Other Assets
     Organization costs - net                                                       41                 135
     Goodwill - net                                                            141,670             152,855
                                                                               -------             -------
         Total Other Assets                                                    141,711             152,990
                                                                               -------             -------

              TOTAL ASSETS                                               $   1,927,117       $     963,927
                                                                         =============       =     =======


                      LIABILITIES AND STOCKHOLDER'S EQUITY

Current Liabilities
     Current portion of long-term debt                                   $     199,035       $      41,187
     Line of credit payable                                                    375,583                  -
     Accounts payable                                                           51,495                  -
     Salaries payable                                                                                   -
     Payroll taxes fringe benefits withheld                                                          3,784
                                                                                                     -----
         Total Current Liabilities                                             626,113              44,971

Long-Term Liabilities
     Long-term debt                                                                                 93,107
         Total Liabilities                                                                         138,078

Stockholder's Equity
     Common Stock, no par value,  500,000
     shares authorized, 1,000 shares issued
     and outstanding                                                             3,580               3,580
     Retained earnings                                                       1,297,424             822,269
                                                                             ---------             -------
         Total Stockholder's Equity                                          1,301,004             825,849
                                                                             ---------             -------


              TOTAL LIABILITIES AND
                  STOCKHOLDER'S EQUITY                                   $   1,927,117       $     963,927
                                                                         =============       =     =======


                   PROGRAMMING ALTERNATIVES OF MINNESOTA, INC.
                              STATEMENTS OF INCOME
             TEN MONTHS ENDED NOVEMBER 3, 1996 AND OCTOBER 31, 1995
                                   (Unaudited)


                                                                                1996                1995
                                                                         -----------------     -----------

Revenues                                                                 $   8,071,449       $   4,528,893

Direct Costs                                                                 5,433,224           2,800,499
                                                                             ---------           ---------

Gross Profit                                                                 2,638,225           1,728,394
                                                                             ---------           ---------

Operating Expenses
     Selling, general and administrative                                     1,834,982           1,143,977
     Depreciation and amortization                                              21,310               9,841
                                                                         -------------               -----
                                                                             1,856,292           1,153,818
                                                                         -------------           ---------


Income From Operations                                                         781,933             574,576

Interest Expense                                                                 7,619              14,476
                                                                         -------------              ------

Net Income                                                               $     774,314       $     560,100
                                                                         =     =======       =     =======

                   PROGRAMMING ALTERNATIVES OF MINNESOTA, INC.
                         STATEMENT OF RETAINED EARNINGS
             TEN MONTHS ENDED NOVEMBER 3, 1996 AND OCTOBER 31, 1995
                                   (Unaudited)



                                                                                1996                1995
                                                                         -----------------   -----------


Retained Earnings - Beginning                                            $     660,361       $     305,603


Add
     Net income                                                                774,314             560,100


Less
     Distributions                                                         (   137,251 )        (    43,434 )
                                                                            ----------           ----------

Retained Earnings - Ending                                               $   1,297,424       $     822,269
                                                                         =   =========       =     =======


                   PROGRAMMING ALTERNATIVES OF MINNESOTA, INC.
                             STATEMENT OF CASH FLOWS
             TEN MONTHS ENDED NOVEMBER 3, 1996 AND OCTOBER 31, 1995
                                   (Unaudited)




                                                                                1996                1995
                                                                         -----------------   -----------

Cash Flow From Operating Activities
     Net income                                                          $     774,314       $     560,100
     Adjustments to reconcile net income to
        net cash provided by operating activities:
         Depreciation and amortization                                          21,310               9,841
         Changes In:
              Accounts receivable                                        (     359,179  )    (     204,017  )
              Prepaid expenses                                           (      13,053  )            2,080
              Employee advance                                           (       5,850  )    (      77,999  )
              Accounts Payable                                                 150,513
                                                                               -------

Net Cash Provided By Operating Activities                                      568,055             285,845
                                                                               -------             -------

Cash Flows From Investing Activities
     Purchase of property and equipment                                  (     150,464  )    (      39,202  )
Net Cash used in investing activities                                    (     150,464  )    (      39,202  )
                                                                               -------              ------


Cash Flows From Financing Activities
     Short-term borrowings, net of repayments                            (      40,000  )               -
     Repayment of Long-term debt                                         (     126,419  )    (      50,136  )
     Distributions to stockholder                                        (     137,251  )    (      43,434  )
                                                                               -------        ------------

Net Cash Used By Financing Activities                                    (     303,670  )    (      93,570  )
                                                                               -------        ------------

Net Increase In Cash                                                           414,849             153,073

Cash At Beginning Of Period                                                         -               43,757
                                                                         -------------              ------

Cash At End Of Period                                                    $     414,849       $     196,830
                                                                         =     =======       =     =======


                   PROGRAMMING ALTERNATIVES OF MINNESOTA, INC.



1.   General

     The accompanying financial statements have been prepared by the Company pursuant to the rules and regulations of the Securities and Exchange Commission (SEC). These unaudited financial statements should be read in conjunction with the Company's audited financial statements for the year ended December 31, 1996. Certain information and footnote disclosures which are normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. The information reflects all normal and recurring adjustments which, in the opinion of Management, are necessary for a fair presentation of the financial position of the Company and its results of operations for the interim periods set forth herein.

Financial Statements and Exhibits
Item 7 (b) Pro Forma financial information


           UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

       The following unaudited pro forma condensed combined financial statements give effect to the acquisition of Programming Alternatives of Minnesota, Inc. ("PAMI") by RCM Technologies, Inc. ("RCM") pursuant to a purchase transaction that was completed on January 7, 1997, effective November 4, 1996. This pro forma information has been prepared utilizing the historical financial statements of RCM and PAMI. This information should be read in conjunction with the historical financial statements and notes thereto of RCM which are incorporated by reference to RCM's Form 10-K and the historical financial statements of PAMI which is incorporated within this Form 8-K. The pro forma financial data is provided for comparative purposes only and does not purport to be indicative of the results which actually would have been obtained if the acquisition had been effected on the dates indicated or of the results which may be obtained in the future.

       The pro forma financial information is based on the purchase method of accounting for the acquisition. The pro forma adjustments are described in the accompanying Notes to Unaudited Pro Forma Condensed Combined Balance Sheet and Notes to Unaudited Pro Forma Condensed Combined Statement of Income. The Unaudited Pro Forma condensed combined statements of income for the year ended October 31, 1996 assume that the acquisition of PAMI had occurred on November 1, 1995 (combining the results for the year ended October 31, 1996, for RCM and the twelve months ended November 3, 1996, for PAMI. The unaudited pro forma condensed combined balance sheet at October 31, 1996 assumes that the acquisition of PAMI had occurred on October 31, 1996 (combining the balance sheets for RCM and PAMI as of October 31, 1996, and November 3, 1996, respectively.

Acquisition

The Purchase consideration payable to the former shareholders of PAMI consisted of $4,490,000 cash and a $1,625,000 note payable contingent upon PAMI obtaining certain base line of operating income. In addition, there is a provision for an earn-out in which a portion of the operating income amounts over the base line is accrued to the former shareholders.


Assumptions

         Purchase Price Allocation

         Although neither RCM nor PAMI has complete information at this time as to the fair value of PAMI's individual assets and liabilities, an estimate of the eventual allocation of the purchase price was made on the basis of available information. The eventual allocation of the purchase price will be made on the basis of appraisals and valuations which give effect to various factors including the nature and intended future use of assets acquired in determining their value. It is not anticipated that any change in the allocation price will be material from the pro forma adjustments.

         For purpose of pro forma presentations, the excess purchase price over the net assets acquired is being amortized over an estimated life of forty (40) years.

 RCM TECHNOLOGIES, INC. AND PROGRAMMING ALTERNATIVES OF MINNESOTA, INC. ("PAMI")
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                October 31, 1996


                                                                      Historical                                    Pro Forma
                                                    RCM Technologies, Inc         PAMI
                                                       October 31, 1996     November 3, 1996  Adjustments            Combined
                                                       ----------------     ----------------  -----------            --------

Assets:
Cash and cash equivalents .................................   $      5,989   $    414,849   ($   414,849)   (B)   $      5,989

Accounts and notes receivable .............................     13,985,445      1,123,867       (497,754)   (B)     14,611,558
Prepaid expenses & other current assets ...................        404,198         21,091        (21,091)   (B)        404,198

Total current assets ......................................     14,395,632      1,559,807                           15,021,745
                                                                ----------      ---------                           ----------

Property and equipment-net ................................        502,091        225,600                              727,691


Intangible assets .........................................      9,420,858        141,710      4,490,000    (A)     14,262,568
                                                                                                 200,000    (C)
                                                                                                  10,000    (D)

Other Assets ..............................................         88,039                                              88,039
                                                                    ------                                              ------

Total .....................................................   $ 24,406,620   $  1,927,117   $  3,766,306          $ 30,100,043
                                                              ============   ============   ============          ============

Liabilities and Shareholders' Equity:
Notes payable .............................................      2,746,636                     4,490,000     (A)  $  7,446,636
                                                                                                 200,000     (C)
                                                                                                  10,000     (D)

Other current liabilities .................................      4,877,562        626,113                            5,503,675
                                                                 ---------        -------                            ---------

Total current liabilities .................................      7,624,198        626,113                           12,950,311

Income taxes payable ......................................        562,312                                             562,312



Shareholders' equity ......................................     16,220,110      1,301,004       (933,694)    (B)    16,587,420
                                                                ----------      ---------       --------            ----------


Total .....................................................   $ 24,406,620   $  1,927,117   $  3,766,306          $ 30,100,043
                                                              ============   ============   ============          ============


NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET


(A) to record cash portion of purchase price
       in exchange for all the shares of PAMI                                                $4,490,000
                                                                                             ==========

(B)  to record distribution of Net Working Capital
        to former shareholders of PAMI                                                         $933,694
                                                                                               ========

(C) To record estimated acquisition costs                                                      $200,000
                                                                                               ========

(D) to record consideration for Covenant not to compete                                         $10,000
                                                                                                =======


 RCM TECHNOLOGIES, INC. AND PROGRAMMING ALTERNATIVES OF MINNESOTA, INC. ("PAMI")
           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                           YEAR ENDED OCTOBER 31, 1996


                                               Historical                                      Pro Forma
                                         RCM
                                    Technologies, Inc    "PAMI"

                                    October 31, 1996    November 3, 1996                Adjustments      Combined
                                    ----------------    ----------------                -----------      --------

Revenues ............................   $ 61,039,173   $  9,649,287                                   $ 70,688,460
                                        ------------   ------------                                   ------------

Cost and expenses
  Cost of services ..................     48,779,886      6,430,505                                     55,210,391
  Selling, general and administrative      8,914,102      2,305,996                      (350,000)C     10,870,098



Interest expense ....................        163,811          8,627                       360,000 B        532,438
Other, net ..........................         30,216         13,889                                         44,105
Depreciation and amortization .......        329,680         23,311                       116,250 A        469,241
                                             -------         ------                       -------          -------

Total ...............................     58,217,695      8,782,328                       126,250       67,126,273
                                          ----------      ---------                       -------       ----------

Income before income taxes ..........      2,821,478        866,959                      (126,250)       3,562,187

Income taxes (benefit) ..............        453,539                                      290,000 D        641,539
                                             -------                                     (102,000)D        -------
                                                                                         --------
                                                                                          188,000
                                                                                          -------
Net Income ..........................   $  2,367,939   $    866,959                      (314,250)    $  2,920,648
                                        ============   ============                      ========     ============

Net income per common share .........   $       0.55   $     866.96                                   $       0.68
                                        ============   ============                                   ============

Average number of common
  shares outstanding ................      4,320,571          1,000                                      4,320,571
                                           =========          =====                                      =========




NOTES TO UNAUDITED PROFORMA CONDENSED COMBINED STATEMENT OF INCOME

(A) to provide for amortization on excess purchase price over net assets
     acquired based  an estimated life of 40 years                                       116,250
                                                                                         =======

(B) to record interest expense on acquisition and
       working capital debt                                                              360,000
                                                                                         =======

(C) to reflect reduction of expenses attributable to
 consolidation of administrative overhead                                                350,000
                                                                                         =======


(D) to provide Federal & State Income Taxes on PAMI                                      290,000
adjusted  taxable income and utilization of RCM's N.O.L.                                (102,000)
                                                                                        --------
      RCM' s   N .O.L. Utilization                                                       188,000
                                                                                         =======